UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (date of earliest event reported): July 5, 2006


                         FX ENERGY, INC.
      (Exact name of registrant as specified in its charter)

           Nevada                      000-25386               87-0504461
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
incorporation or organization)                             Identification No.)

        3006 Highland Drive, Suite 206
            Salt Lake City, Utah                                 84106
   (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code:  (801) 486-5555

                               N/A
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         EXPLANATORY NOTE

     The information in this report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder.
Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.


               ITEM 7.01 - REGULATION FD DISCLOSURE

     On July 5, 2006, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.


          ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     The following is filed as an exhibit to this report:


Exhibit
Number                Title of Document                      Location
----------- -------------------------------------------- --------------------
  99          Miscellaneous
----------- --------------------------------------------

 99.01        Public release dated July 5, 2006                    Attached


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FX ENERGY, INC.
                                  Registrant


Dated:  July 5, 2006              By: /s/ Scott J. Duncan
                                      --------------------------------------
                                      Scott J. Duncan, Vice President